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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 2005

                          Covista Communications, Inc.
             (Exact name of registrant as specified in its charter)


       New Jersey                           0-2180                          22-1656895
(State of incorporation)           (Commission File Number)    (I.R.S. Employer Identification No.)

721 Broad Street, Suite 200, Chattanooga, TN            37402
  (Address of principal executive offices)            (Zip Code)


                                 (423) 648-9500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting


      Covista Communications, Inc. (the "Company") issued a press release on May 27, 2005 announcing that it intends to voluntarily file a Form 15 with the Securities and Exchange Commission on or about June 30, 2005 to terminate the registration of the Company's common stock under the Securities Exchange Act of 1934. A copy of the press release is filed as Exhibit 99.1 of this report and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.


      99.1 Press Release of Covista Communications, Inc. dated May 27, 2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2005                   Covista Communications, Inc.
                                     By: /s/ Frank J. Pazera
                                     Name: Frank J. Pazera
                                     Title: Executive Vice President - Chief
                                     Financial Officer
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                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
99.1             Release dated May 27, 2005 (filed herewith).